United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2006

AmSouth Bancorporation

(Exact name of registrant as specified in its charter)

Delaware	1-7476	63-0591257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

AmSouth Center

1900 Fifth Avenue North

Birmingham, Alabama 35203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 320-7151

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 25, 2006, AmSouth Bancorporation (“AmSouth”) and Regions Financial Corporation (“Regions Financial”) issued a joint press release announcing the execution by and between AmSouth and Regions Financial of an Agreement and Plan of Merger and reciprocal Stock Option Agreements, each dated as of May 24, 2006.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. Additional communications by AmSouth made in connection with the transaction described in the press release are furnished as Exhibits 99.2 through 99.7 to this report.

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Forward Looking Statements

The press release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. These include statements as to the benefits of the proposed merger between Regions Financial and AmSouth (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Regions Financial and AmSouth caution readers that results and events subject to forward-looking statements could differ materially due to the following factors, among others: the risk that the businesses of Regions Financial and/or AmSouth in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of Regions Financial and AmSouth to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans; the effects of changes in interest rates and other risks and factors identified in each company’s filings with the Securities and Exchange Commission (the “SEC”). Regions Financial and AmSouth do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in the press release.

Additional Information

The proposed Merger will be submitted to Regions Financial’s and AmSouth’s stockholders for their consideration. Regions Financial will file a registration statement, which will include a joint proxy statement/prospectus to be sent to each company’s stockholders, and each of Regions Financial and AmSouth may file other relevant documents concerning the proposed Merger with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed Merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Regions Financial and AmSouth, at the SEC’s Web site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, by accessing Regions Financial’s website (http://www.Regions.com) under the tab “Investor Relations” and then under the heading “SEC Filings”, or by accessing AmSouth’s Web site (http://www.amsouth.com) under the tab “About AmSouth,” then under the tab “Investor Relations” and then under the heading “SEC Filings.”

Regions Financial and AmSouth and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Regions Financial and/or AmSouth in connection with the proposed Merger. Information about the directors and executive officers of Regions Financial is set forth in the proxy statement for Regions Financial’s 2006 annual meeting of stockholders, as filed with the SEC on April 5, 2006. Information about the directors and executive officers of AmSouth is set forth in the proxy statement for AmSouth’s 2006 annual meeting of stockholders, as filed with the SEC on March 16, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
Exhibit 99.1	Press release

Exhibit 99.2	Investor Presentation

Exhibit 99.3	Investor Presentation Conference Call Transcript

Exhibit 99.4	Letter from C. Dowd Ritter to AmSouth Bancorporation Employees

Exhibit 99.5	Associate / Employee Q&A

Exhibit 99.6	Memorandum from C. Dowd Ritter to AmSouth Bancorporation Senior Officers, Department Heads and Managers and related material

Exhibit 99.7	Video News Release Transcript

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSOUTH BANCORPORATION

Date: May 25, 2006	By:	/s/ John D. Buchanan
John D. Buchanan
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release

Exhibit 99.2	Investor Presentation

Exhibit 99.3	Investor Presentation Conference Call Transcript

Exhibit 99.4	Letter from C. Dowd Ritter to AmSouth Bancorporation Employees

Exhibit 99.5	Associate / Employee Q&A

Exhibit 99.6	Memorandum from C. Dowd Ritter to AmSouth Bancorporation Senior Officers, Department Heads and Managers and related material

Exhibit 99.7	Video News Release Transcript

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